SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                         Form 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


 Date of Report (Date of Earliest event reported) August 14, 1996


                    PARADIGM MEDICAL INDUSTRIES, INC.
                    ---------------------------------
      (Exact name of registrant as specified in its charter)


   DELAWARE                0-28489                87-0459536
   --------                -------                ----------
(State of incorporation    (Commission        (I.R.S. Employer
or organization)           File Number)    Identification Number)


1772 West 2300 South, Salt Lake City, Utah            84119
- ------------------------------------------           -------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number,
including area code:  (801) 977-8970

Item 8.  Changes in Fiscal Year.
- --------------------------------

      On August 14, 1996, the registrant determined to change its fiscal year from September 30th to December 31st. The Company will file a Form 10-QSB at the end of the transition period.



                        SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, thereto duly authorized.

      Dated:  August 26, 1996.

                              PARADIGM MEDICAL INDUSTRIES, INC.



                              By:
                                 --------------------------------
                                 Robert Millar, Vice President